UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025
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LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    On February 14, 2025, Julian Blissett was elected to the Board of Directors (the “Board”) of Lear Corporation (the “Company”) for a term ending at the 2025 annual meeting of shareholders of the Company.
Following a 28-year career with General Motors Corporation (“GM”), Mr. Blissett retired in 2024 after leading its operations in China through a period of significant growth and change. Mr. Blissett began his career with GM as an engineer and advanced through numerous roles in operations, new business development and executive leadership while gaining experience in the United Kingdom, Japan, Poland and most recently in China. During his nearly 20 years in China, he served as Executive Director, Shanghai General Motors Manufacturing; Vice President, GM International Operations Manufacturing Engineering; Vice President, GM International Operations New Business Development; Executive Vice President, Shanghai GM; and Regional President, GM International Operations. Mr. Blissett graduated from Sheffield Hallam University in the United Kingdom with a Bachelor of Science degree in engineering and business. He speaks conversational Mandarin and Japanese.
The Board has determined that Mr. Blissett qualifies as an independent director under New York Stock Exchange listing standards and the Company's Corporate Governance Guidelines. In accordance with Board practice, new non-employee directors are not appointed to any committees of the Board in their first year of service on the Board to allow such directors to gain more familiarity with the Company.
For his service as director, Mr. Blissett will receive the compensation that the Company provides to its non-employee directors in accordance with the amended and restated Lear Corporation Outside Directors Compensation Plan, filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
There are no arrangements or understandings between Mr. Blissett and any other persons pursuant to which he was elected as a director of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Blissett and the Company that would be required to be reported.
A copy of the press release announcing the election of Mr. Blissett to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 - Regulation FD
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated February 18, 2025, announcing appointment of Julian Blissett to Board of Directors of Lear Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

February 18, 2025	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer